Exhibit 10.5

July 14, 2016

Hermes Consolidated, LLC

Wyoming Pipeline Company LLC

Black Elk Refining, LLC

1600 Broadway, Suite 1550

Denver, Colorado 80202

Re:	Third Amendment to Third Amended and Restated Loan Agreement (this “Amendment”)

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Loan Agreement dated as of April 30, 2015 (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of May 9, 2016, that certain Second Amendment to Third Amended and Restated Loan Agreement dated as of May 25, 2016, and as further amended, modified or supplemented from time to time, the “Credit Agreement”), among Black Elk Refining, LLC, a Delaware limited liability company (“Holdings”), as a guarantor, Hermes Consolidated, LLC, a Delaware limited liability company doing business as Wyoming Refining Company (the “Company”), Wyoming Pipeline Company, LLC, a Wyoming limited liability company (“Wyoming Pipeline”; and together with the Company collectively, jointly and severally, “Borrowers”), and Bank of America, N.A. (the “Lender”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The parties hereto agree as follows:

1. Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following new defined terms in their appropriate alphabetical order:

Par Acquisition: the acquisition of 100% of the Equity Interests of the Company by Par-WY.

Par-WY: Par Wyoming, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Parent.

Parent: Par Pacific Holdings, Inc., a Delaware corporation.

(b) The definitions of “Change of Control”, “Holdings” and “Sponsors” in Section 1.1 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

Change of Control: (a) Holdings at any time ceases to own, directly or indirectly, one hundred percent (100%) of the Equity Interests of the Company; (b) the Company at any time ceases to own one hundred percent (100%) of the Equity Interests of Wyoming Pipeline; (c) a change in the majority of directors of Holdings or the Company, unless such change is approved by the then majority of directors; (d) prior to the consummation of the Par Acquisition: (1) the Sponsors (and their Controlled Investment Affiliates) shall fail to collectively (i) own, or to have the power to vote or direct the voting of, voting stock of Holdings representing at least fifty-one percent (51%) of the voting power of the total outstanding voting stock of Holdings and (ii) own Equity Interests representing at least fifty-one percent (51%) of the total economic interests of the Equity Interests of Holdings; or (2)

EOR Sponsor Group shall fail to (i) own, or to have the power to vote or direct the voting of, voting stock of Holdings representing at least twenty-five percent (25%) of the voting power of the total outstanding voting stock of Holdings owned or controlled by EOR Sponsor Group on the Closing Date and (ii) own Equity Interests representing at least twenty-five percent (25%) of the total economic interests of the Equity Interests of Holdings owned by EOR Sponsor Group on the Closing Date; or (e) on and after the consummation of the Par Acquisition, the Sponsors shall fail to own and control (directly or indirectly through one or more of its wholly-owned Subsidiaries) one hundred percent (100%) of the Equity Interests of Holdings.

Holdings: (a) prior to the Par Acquisition, Black Elk Refining, LLC, a Delaware limited liability company and (b) on and after the Par Acquisition, Par-WY.

Sponsors: (a) prior to the consummation of the Par Acquisition, collectively, EOR Sponsor Group, Chambers Energy Capital, LP, Reservoir Partners, LP, Reservoir Capital Investment Partners, LP and RCMF II – Black Elk, Inc. and (b) on and after the consummation of the Par Acquisition, Parent.

2. Immediately following the closing of the Par Acquisition, the Obligors shall cause Par-WY to execute and deliver to Lender a joinder agreement in the form of Exhibit A attached hereto, together with (i) a certificate, in form and substance satisfactory to Lender, from a duly authorized person of Par-WY, certifying, among other things, (A) that attached copies of Par-WY’s Organic Documents are true and complete in all material respects, and in full force and effect, without amendment except as shown, and that no proceeding for amendment or other modification is pending or contemplated; (B) that an attached copy of resolutions authorizing execution, delivery and performance of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to such joinder agreement; and (C) to the title, name and signature of each Person authorized to sign such joinder agreement and the other Loan Documents, (ii) a good standing certificate as of a recent date issued by the Secretary of State or other appropriate official of Par-WY’s jurisdiction of organization, and (iii) a written opinion of Porter Hedges LLP, counsel to Par-WY, which includes customary closing opinions in form and substance reasonably satisfactory to Lender. Failure to do so shall be an immediate Event of Default. Furthermore, the Obligors shall take such actions as reasonably requested by the Lender to cause Par-WY (or, at the option of Par-WY, the Company) to deposit $10,000,000 in immediately available funds with the Lender and which amounts constitutes the Required Cash Collateral under the Credit Agreement and which shall be subject to the same terms and conditions (including a deposit account security agreement) as is in effect on the date hereof. Concurrently with the compliance of this Section 2 by the Obligors, the Lender shall release Black Elk Refining, LLC from any and all obligations under the Loan Documents, release and transfer (or permit Black Elk Refining, LLC to withdraw) all funds on deposit in account #4451122737 to Black Elk Refining, LLC, as directed by it, and execute and deliver such releases and terminations of security interests as are reasonably requested by Black Elk Refining, LLC in connection therewith.

3. Conditions Precedent. This Amendment shall be effective upon receipt by the Lender of (i) a copy of this Amendment duly executed by the Borrowers and Holdings and (ii) an amendment fee in the amount agreed separately in writing by the Company and the Lender. Additionally, the Borrowers agree to pay the accrued and unpaid legal fees and expenses of Moore & Van Allen PLLC promptly following the Borrowers’ receipt of an invoice therefor.

4. Effect of Amendment. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed by the Borrowers and Holdings.

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5. Counterparts/Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Estoppel, Acknowledgement and Ratification of Credit Agreement. Each of the Obligors acknowledges and confirms that as of the date hereof (a) the aggregate outstanding principal amount of the Term Loan is $58,035,716 and (b) the aggregate outstanding principal amount of the Revolver Loans and LC Obligations is $10,170,000, each of which amounts constitutes a valid and subsisting obligation of the Obligors to the Lender that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. Each Obligor acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. Each Obligor reaffirms that each of the Liens created and granted in or pursuant to the Security Documents is valid and subsisting and agrees that this Amendment shall in no manner impair or otherwise adversely affect such obligations or Liens, except as explicitly set forth herein. This Amendment is a Loan Document.

9. Release. In consideration of the Lender’s willingness to enter into this Amendment, each of the Obligors hereby releases and forever discharges the Lender and each of the Lender’s predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Obligors may have or claim to have against any of the Lender Group.

10. No Actions, Claims. As of the date hereof, each Obligor hereby acknowledges and confirms that it has no actual knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any of the Lender Group arising from any action by such Persons or failure of such Persons to act under the Loan Documents on or prior to the date hereof.

11. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH OBLIGOR AND LENDER.

[Signature page follows]

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Please indicate your acknowledgement of the foregoing by signing and returning to the Lender a copy of this Amendment.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Michael T. Letsch
Name:	Michael T. Letsch
Title:	Senior Vice President

Acknowledged and agreed to:

HERMES CONSOLIDATED, LLC

By:	/s/ Anthony Lewis
Name:	Anthony Lewis
Title:	CEO

WYOMING PIPELINE COMPANY LLC

By:	/s/ Anthony Lewis
Name:	Anthony Lewis
Title:	CEO

BLACK ELK REFINING, LLC

By:	/s/ Anthony Lewis
Name:	Anthony Lewis
Title:	CEO

Exhibit A

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of                     , 2016, is by and between PAR WYOMING, LLC, a Delaware limited liability company (“Par-WY”), and BANK OF AMERICA, N.A., as lender under that certain Third Amended and Restated Loan Agreement dated as of April 30, 2015 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among Black Elk Refining, LLC, a Delaware limited liability company (“BER”), as a guarantor, Hermes Consolidated, LLC, a Delaware limited liability company doing business as Wyoming Refining Company (the “Company”), Wyoming Pipeline Company, LLC, a Wyoming limited liability company (“Wyoming Pipeline”; and together with the Company collectively, jointly and severally, “Borrowers”), and Bank of America, N.A. (the “Lender”). Except as otherwise defined herein, all of the defined terms in the Credit Agreement are incorporated herein by reference.

The Obligors are required by that certain Third Amendment to Third Amended and Restated Loan Agreement, dated as of June         , 2016, among BER, the Borrowers and the Lender to cause Par-WY to become a “Guarantor” in connection with the acquisition by Par-WY of the Equity Interests of the Company.

Accordingly, Par-WY hereby agrees as follows with the Lender:

1. Par-WY hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Par-WY will be deemed to be a party to the Credit Agreement and shall be “Holdings” and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of “Holdings” and a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents on the effective date of this Agreement. Par-WY hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to “Holdings” and the Guarantors contained in the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing terms of this paragraph 1, Par-WY hereby jointly and severally together with the other Guarantors, guarantees to the Lender, as provided in Section 12 of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. Par-WY hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Par-WY will be deemed to be a party to the Security Agreement, and shall have all the obligations of “Holdings” and an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement on the effective date of this Agreement. Par-WY hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, Par-WY hereby grants to the Lender, a continuing security interest in, and a right of set off against any and all right, title and interest of Par-WY in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of Par-WY, subject to the limitations set forth in Section 2 of the Security Agreement. Par-WY hereby represents and warrants to the Lender that:

(i) Par-WY’s chief executive office, taxpayer identification number, organization identification number, and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and Par-WY keeps its books and records at such locations.

(ii) The location of all owned and leased real property of Par-WY is as shown on Schedule 2 attached hereto.

(iii) Par-WY’s legal name and jurisdiction of organization is as shown in this Agreement and Par-WY has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 attached hereto.

(iv) The patents, copyrights, and trademarks listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents, copyrights and trademarks owned by Par-WY.

3. The address of Par-WY for purposes of all notices and other communications is 800 Gessner Road, Suite 875, Houston, Texas, 77024, Attention of Chief Financial Officer (Facsimile No. 281-518-5215).

4. Par-WY hereby waives acceptance by the Lender of the guaranty by Par-WY under Section 12 of the Credit Agreement upon the execution of this Agreement by Par-WY.

5. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

6. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, Par-WY has caused this Joinder Agreement to be duly executed by its authorized officers, and the Lender has caused the same to be accepted by its authorized officer, as of the day and year first above written.

PAR WYOMING, LLC

By:
Name:
Title:

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

SCHEDULES TO JOINDER AGREEMENT

PAR WYOMING, LLC

SCHEDULE 1

Chief Executive Office and Principal Place of Business:

800 Gessner, Suite 875

Houston, Texas 77024

Ph. 281-899-4829

Fax. 281-518-5215

EIN: [            ]

Organizational ID: 6063721 (Delaware)

SCHEDULE 2

None.

SCHEDULE 3

None.

SCHEDULE 4

None.

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